Filed pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

STATEMENT OF ADDITIONAL INFORMATION	FEBRUARY 28, 2025
(As Amended and Restated
as of May 12, 2025)

HENNESSY FUNDS TRUST
7250 Redwood Boulevard
Suite 200
Novato, California 94945
1-877-671-3199
1-415-899-1555

This Statement of Additional Information (this “SAI”) relates to the Hennessy Sustainable ETF (The Nasdaq Stock Market LLC: STNC) (the “Fund”). This SAI does not relate to the series of Hennessy Funds Trust that are mutual funds, which are offered in a different Prospectus and Statement of Additional Information, each dated February 28, 2025, as may be amended and restated from time to time. This SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Fund (the “Fund Prospectus”), dated February 28, 2025, as may be amended and supplemented from time to time. This SAI is being amended and restated to reflect changes to the name and semi-transparent structure of the Fund. A copy of the Fund Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above.

The financial statements, accompanying notes, and report of independent registered public accounting firm contained in the Fund’s Form N-CSR covering the fiscal year ended October 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2025, are incorporated by reference into this SAI under Investment Company Act File No. 811-07168. Copies of the Fund’s annual and semi‑annual reports to shareholders, and other information such as the Fund’s financial statements, may be obtained, without charge, by calling the Fund at the toll‑free telephone number shown above, by visiting the Fund’s website at www.hennessyetfs.com, or on the SEC’s website at www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
EXCHANGE LISTING AND TRADING	3
INVESTMENT CONSIDERATIONS	4
TRUSTEES AND OFFICERS	13
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	21
MANAGEMENT OF THE FUND	22
PORTFOLIO TRANSACTIONS	30
DISCLOSURE OF PORTFOLIO HOLDINGS	32
PURCHASE AND REDEMPTION OF CREATION UNITS	32
VALUATION OF SHARES	37
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	38
DESCRIPTION OF CERTAIN INSTRUMENTS	46
ANTI-MONEY LAUNDERING PROGRAM	47
OTHER INFORMATION	47

B-i

FUND HISTORY AND CLASSIFICATION

The Fund is a separate investment portfolio or series of Hennessy Funds Trust (the “Trust”), a Delaware statutory trust organized on September 17, 1992. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, and the regulations, rules, and guidance issued by the SEC thereunder (the “1940 Act”). The Trust is comprised of 17 series, including the Fund (the “Hennessy Funds”). The Fund is advised by Hennessy Advisors, Inc. (the “Investment Manager”).

The Fund is the successor to the Stance Equity ESG Large Cap Core ETF (the “Predecessor Fund”), a series of The RBB Fund, Inc., pursuant to a reorganization that became effective after the close of business on December 22, 2022. Prior to that date, the Fund did not have any investment operations. The Predecessor Fund was managed by Red Gate Advisers, LLC (“Red Gate”) and had the same investment objectives and investment strategies as the Fund. In connection with the reorganization, holders of the Predecessor Fund received shares of the Fund. The Fund is the accounting and performance information successor of the Predecessor Fund. The Investment Manager has retained Stance Capital, LLC (the “Stance Capital”) and Vident Advisory, LLC (“Vident”) to serve as sub-advisors to the Fund. The Investment Manager has delegated responsibility for the day-to-day management of the portfolio composition of the Fund to Stance Capital and responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund to Vident, as instructed by Stance Capital. Stance Capital and a predecessor to Vident also served as sub-advisors to the Predecessor Fund. The Predecessor Fund is referenced in this SAI as the Fund, even though any reference to the Fund on or prior to December 22, 2022, actually refers to the Predecessor Fund.

The Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.

The Fund has a diversified portfolio. The investment objective of the Fund is to achieve long-term capital appreciation.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund issues and redeems shares on a continuous basis at its net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for portfolio securities and an amount of cash. The Fund’s shares are listed and traded on The Nasdaq Stock Market LLC (the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, also in exchange for portfolio securities and an amount of cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the Fund. Instead, shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The investment restrictions set forth below are fundamental policies of the Fund that cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the Fund’s outstanding shares.

Senior Securities

The Fund may issue senior securities to the extent permitted by the 1940 Act. (The Fund currently does not enter into derivatives transactions, as defined in Rule 18f‑4(a) under the 1940 Act.)

Borrowing

The Fund may borrow money to the extent permitted by the 1940 Act.

Underwriting

Except to the extent the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), when selling portfolio securities or selling its own shares, the Fund may not act as an underwriter.

Industry Concentration

The Fund may not make an investment in any one industry if such investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets. This policy does not apply to U.S. Treasury securities, which are obligations issued or guaranteed by the U.S. government, and U.S. government agency and instrumentality obligations (collectively with U.S. Treasury securities, “U.S. Government Securities”), certificates of deposit, and bankers’ acceptances. Certain of these instruments are described in greater detail under the “DESCRIPTION OF CERTAIN INSTRUMENTS” section of this SAI.

Issuer Concentration

The Fund may not purchase the securities of any one issuer (except U.S. Government Securities), if as a result, at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction.

Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (although the Fund may invest in securities or other instruments secured by real estate or securities of companies engaged in the real estate business).

Commodities

The Fund may not buy or sell commodities and may not purchase or sell commodity contracts, but this does not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Loans

The Fund may not make loans. This limitation does not apply to (i) securities lending, (ii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan, or (iii) the purchase of debt securities or other debt instruments.

OTHER INVESTMENT RESTRICTIONS

The following investment restrictions and operating policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Illiquid Securities

The Fund will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the 1940 Act) at the time of purchase. In addition, pursuant to the 1940 Act, the Fund may not invest in illiquid securities if at the time of acquisition more than 15% of the Fund’s net assets would be invested in such securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. If the Fund exceeds the limitation on illiquid securities other than by a change in market values, the Fund must report the condition to the Board of Trustees and, when required by Rule 22e-4 of the 1940 Act, to the SEC.

Securities that may be resold in accordance with Rule 144A under the 1933 Act (“Rule 144A”), securities offered pursuant to Section 4(a)(2) of the 1933 Act, and securities otherwise subject to restrictions on resale under the 1933 Act are not deemed illiquid solely by reason of being unregistered. The Investment Manager determines the liquidity of a particular security based on the trading markets for the specific security and other factors.

Name Rule

The Fund normally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. issuers that meet sustainability standards, as determined by the Fund’s portfolio managers.

If the Board of Trustees were to change this non-fundamental policy for the Fund, the Fund must provide 60 days’ prior written notice to the shareholders before implementing the change.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage limitation or standard is determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a senior security under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances is not considered when determining whether an investment complies with the Fund’s investment policies and limitations. If the value of the Fund’s holdings of illiquid securities at any time were to exceed the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees would consider what actions, if any, are appropriate to maintain adequate liquidity.

EXCHANGE LISTING AND TRADING

The Fund’s shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its shares. The Exchange may, but is not required to, remove the Fund’s shares from listing if, among other things (i) there are fewer than 50 beneficial owners of the shares, or (ii) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings with the Fund on the Exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of the Fund’s shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

INVESTMENT CONSIDERATIONS

The Fund Prospectus describes the principal investment strategies and risks of the Fund. This section expands on that discussion and also describes non-principal investment strategies and risks of the Fund. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Costs of Buying or Selling Shares Risk

Investors buying or selling the Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy the Fund’s shares (the “bid” price) and the price at which an investor is willing to sell the Fund’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Derivatives

The Fund may not enter into derivatives transactions, as defined in Rule 18f‑4(a) under the 1940 Act. However, the Fund may enter into reverse repurchase agreements or similar financing transactions, pursuant to Rule 18f‑4(d)(i), as long as the Fund complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio.

Exclusion from Commodity Pool Operator Definition

The Investment Manager has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission, a U.S. government agency (the “CFTC”). As a result, the Investment Manager is not subject to

CFTC registration or regulation as a CPO with respect to the Fund. The Investment Manager relies on a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity interests. Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts. Because the Investment Manager and the Fund intend to comply with the terms of the CPO exclusion, in the future the Fund may need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Investment Manager’s or the Fund’s reliance on these exclusions, the Fund’s investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): (i) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (ii) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Investment Manager may need to withdraw its notice claiming an exclusion from the definition of a CPO. If the Investment Manager were required to do that and could not find another exemption, then the Investment Manager would be subject to registration and regulation as a CPO in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on the Investment Manager’s compliance with comparable SEC requirements. However, in the event the Investment Manager had to register as a CPO, the Fund might incur additional compliance and other expenses as a result of CFTC regulations governing commodity pools and CPOs.

Global Events

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, continuing political tension, and armed conflicts (among other events) may adversely impact financial markets and the broader economy. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Investment Manager or a sub‑advisor, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre‑existing risks to the Fund.

Illiquid and Restricted Securities

Illiquid securities are those securities that the Fund reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. In determining the liquidity of the Fund’s investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally do not seek to sell these instruments to the general public, but instead often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (“FINRA”). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of securities of the Fund, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board of Trustees. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund and reports periodically on such decisions to the Board of Trustees.

The Board of Trustees approved a written liquidity risk management program to assess investment liquidity pursuant to Rule 22e-4 of the 1940 Act and designated a committee comprising four of the Investment Manager’s employees to serve as the administrator of the program. No less than annually, the

Board of Trustees must review a written report prepared by the administrator that addresses the operation of the liquidity risk management program and assesses its adequacy and effectiveness.

Investment Company Securities

Investment companies, which are professionally managed portfolios, include other open-end investment companies, closed-end investment companies, unit investment trusts, ETFs, and exchange-traded notes (“ETNs”) which may be organized as either open-end investment companies or unit investment trusts.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee and potential other expenses that the Fund incurs directly in connection with its own operations. Shareholders would also be exposed to the risks associated not only with the investments of the Fund but also with the portfolio investments of the underlying investment companies. Other investment companies may have different investment policies than those of the Fund. Under certain circumstances, an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund in whole or in part by a distribution in kind of securities from its portfolio instead of in cash. As a result, the Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition imposes additional costs on the Fund. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over the counter at a premium or discount to their NAV. Others are continuously offered at NAV but also may be traded on the secondary market.

Investments in closed-end investment companies are subject to various risks, including (i) reliance on management’s ability to meet the closed-end investment company’s investment objective and to manage the closed-end investment company portfolio, (ii) fluctuation in the NAV of closed-end investment company shares compared to the changes in the value of the underlying securities that the closed-end investment company owns, and (iii) bearing a pro rata share of the management fees and expenses of each underlying closed-end investment company, which results in the Fund’s shareholders being subject to higher expenses than if such shareholder invested directly in the closed-end investment company.

ETFs are pooled investment vehicles that commonly seek to track the performance of specific indices. ETFs may be organized as open-end investment companies or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. The price of ETF shares is based on (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stocks, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. ETFs are subject to the following risks that do not apply to non‑exchange traded funds: (i) in most cases, ETF shares are not individually redeemable, and therefore the liquidity of ETF shares generally depends on the existence of a secondary trading market; (ii) an ETF’s shares may trade at a market price that is above or below such shares’ NAV; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) an ETF may utilize high leverage ratios; or (v) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee reduces the amount of return on maturity or at redemption, and as a result, the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Legal and Regulatory Change Risk

The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Fund could be substantial and adverse.

Lending Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33-1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board of Trustees deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

Market and Regulatory

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events may continue, particularly if they are unprecedented, unforeseen, or widespread.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries affect many aspects of financial regulation and may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may decrease.

Cybersecurity

With the increased use of technologies such as mobile devices and web‑based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Fund to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Fund’s operations (e.g., through hacking, phishing, or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund, the Investment Manager, the sub-advisors, and other service providers to the Fund (including, but not limited to, the Fund’s accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Fund and its shareholders, interfere with the Fund’s ability to calculate its NAV, impede trading, render Fund shareholders unable to transact business and the Fund unable to process transactions, cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

Privacy and Data Protection

The Fund is subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data. In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the Arkansas Social Media Safety Act, the California Consumer Privacy Act, as amended by the California Privacy Rights Act, the Colorado Privacy Act, the Connecticut Data Privacy Act, the Illinois Biometric Information Privacy Act, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies, the Texas Capture or Use of Biometric Identifiers Act, the Utah Consumer Privacy Act, and the Virginia Consumer Data Protection Act, all of which give data privacy rights to their respective residents (including, in California, a private right of action in the event of a data breach resulting from a failure to implement and maintain reasonable security procedures and practices) and impose significant obligations on controllers and processors of consumer data. Any failure by the Fund to comply with its privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Fund by governmental authorities, third‑party vendors, or others, which could adversely affect the Fund. The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time. The Fund faces the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Fund’s current privacy policies or that regulators may enact new unclear privacy‑related laws.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity‑level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099‑DIV may be sent.

Regulated Investment Company Compliance Risk

The Fund intends to elect to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of the Code. To maintain the Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant fund-level taxes and could be forced to dispose of certain assets.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. The Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund.

Types of Equity Securities

In addition to common stock, the equity securities that the Fund may purchase include securities having equity characteristics, such as rights. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Rights essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights normally have a short duration and are distributed directly by the issuer to its shareholders. Rights have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Sustainability Investing Risk

The Fund integrates sustainability factors into its investment decisions because the Fund believes these are pecuniary factors that have been shown to have a material effect on the risks and returns of the companies in which the Fund invests. The Fund’s integration of these factors into its investment decisions may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. As a result, the Fund’s returns may be lower than other funds that do not integrate these factors into their investment decisions. The relevance and weighting of sustainability criteria may vary significantly among the Fund, other issuers, and third‑party data providers. Sustainability is a subjective assessment and it is not uniformly defined. Sustainability data may be incomplete, delayed, inaccurate, or unavailable, which could lead to an incorrect assessment of a company's sustainability characteristics. Regulatory changes or interpretations regarding the definitions or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following a sustainability strategy such as the Fund. For example, the SEC has proposed disclosure requirements applicable to funds that consider environmental, social, and governance or other sustainability factors. In addition, recent state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider environmental, social, and governance or other sustainability factors.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the investment fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non‑voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the Fund, as well as 16 mutual funds. The mutual funds are covered in a different Statement of Additional Information. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Disinterested Trustees (1) and Disinterested Advisers
J. Dennis DeSousa 1936 Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.
Robert T. Doyle 1947 Trustee	January 1996	Mr. Doyle is retired. He served as the Sheriff of Marin County, California from 1996 to June 2022.	None.
Doug Franklin 1964 Trustee	March 2016 as an Adviser to the Board of Trustees and June 2023 as a Trustee
Mr. Franklin is a retired insurance industry executive. From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.
Claire Garvie 1974 Trustee	December 2015 as an Adviser to the Board of Trustees and December 2021 as a Trustee
Ms. Garvie is a founder of Kiosk and has served as its Chief Operating Officer since 2004. Kiosk is a full‑service marketing agency with offices in the San Francisco Bay Area and Liverpool, UK and staff across nine states in the U.S.
None.
Gerald P. Richardson 1945 Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Brian Alexander 1981 Adviser to the Board of Trustees	March 2015
Mr. Alexander has served as the Chief Operating Officer of Solis Mammography since March 2023.  Prior to that, he worked for the Sutter Health organization from 2011 in various positions. He served as the Chief Executive Officer of the North Valley Hospital Area from 2021 to March 2023. From 2018 to 2021, he served as the Chief Executive Officer of Sutter Roseville Medical Center. From 2016 through 2018, he served as the Vice President of Strategy for the Sutter Health Valley Area, which includes 11 hospitals, 13 ambulatory surgery centers, 16,000 employees, and 1,900 physicians.
None.
Interested Trustee and Interested Adviser (2)
Neil J. Hennessy 1956 Chairman of the Board, Chief Market Strategist, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Neil Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.
A.J. Hennessy 1986 Adviser to the Board of Trustees and Vice President, Corporate Development and Operations	December 2022	Mr. A.J. Hennessy has been employed by Hennessy Advisors, Inc. since 2011.	None.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Officers
Teresa M. Nilsen 1966 Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.
Daniel B. Steadman 1956 Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.
Brian Carlson 1972 Senior Vice President and Head of Distribution	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc. since 2013 and currently serves as its Chief Compliance Officer and Senior Vice President.
Paul Clatterbuck 1986 Vice President, Legal and Senior Compliance Officer	June 2024
Mr. Clatterbuck has been employed by Hennessy Advisors, Inc. since June 2024. He was previously a corporate attorney with Baker Botts L.L.P. from January 2024 to June 2024 and with Simpson Thacher & Bartlett LLP from September 2019 to January 2024, where he focused on mergers and acquisitions and capital markets transactions.

David Ellison (3) 1958 Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since 2012. He has served as a Portfolio Manager of the Hennessy Large Cap Financial Fund and the Hennessy Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Jennifer Emerson (4) 1977 Senior Vice President and Chief Compliance Officer	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc. as its General Counsel since 2013.
Kathryn Fahy 1980 Senior Vice President, Assistant Treasurer, and Assistant Secretary	October 2023	Ms. Fahy has been employed by Hennessy Advisors, Inc. since 2006 and currently serves as its Chief Financial Officer and Senior Vice President.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Ryan Kelley (5) 1972 Senior Vice President, Chief Investment Officer, and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012. He has served as Chief Investment Officer of the Hennessy Funds since March 2021 and has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Small Cap Financial Fund since October 2014. Mr. Kelley served as Co‑Portfolio Manager of these same funds from March 2013 through September 2014 and as a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. He has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund since February 2017 and as a Portfolio Manager of the Hennessy Total Return Fund, the Hennessy Balanced Fund, and the Hennessy Technology Fund since May 2018. He previously served as Co‑Portfolio Manager of the Hennessy Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

L. Joshua Wein (5) 1973 Vice President and Portfolio Manager	September 2018
Mr. Wein has been employed by Hennessy Advisors, Inc. since 2018. He has served as Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Gas Utility Fund, and the Hennessy Technology Fund since February 2021, and as the Co-Portfolio Manager of these Funds since February 2019. He served as a Senior Analyst of those same Funds from September 2018 through February 2019. He also has served as a Portfolio Manager of the Hennessy Energy Transition Fund and the Hennessy Midstream Fund since January 2022. Mr. Wein served as Director of Alternative Investments and Co‑Portfolio Manager at Sterling Capital Management from 2008 to 2018.

_______________

(1)
The Funds have determined that Mr. Alexander, Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.

(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.

(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.

(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Investment Manager and with the Cornerstone series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee. J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee for over 25 years has provided him with a solid understanding of the investment fund industry. Serving as a sheriff for over 26 years before retiring, Robert T. Doyle honed his organizational and problem‑solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee for over 25 years has provided him with a detailed understanding of the investment fund industry. Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer before retiring in 2015. His considerable leadership experience and ability to grasp complex issues makes him a valuable resource to the Board of Trustees. Claire Garvie is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm, and brings over 20 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others. Kiosk was founded in 2004 and has offices in the San Francisco Bay Area and Liverpool, UK, as well as staff across nine states in the U.S. Her vast experience in digital marketing makes her a valuable addition to the Board of Trustees. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant and his diligent and thoughtful service as a Trustee for nearly two decades makes him a valuable resource to the Board of Trustees. Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson take conservative and thoughtful approaches to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson should serve as Trustees.

With over 15 years of experience in the complex healthcare industry, Brian Alexander’s leadership roles at Solis Mammography and in various senior positions within the Sutter Health organization have required significant management, administrative, and customer service expertise, which makes him a valuable resource as an Adviser to the Board of Trustees. A.J. Hennessy has worked for the Investment Manager for over 13 years. His primary focus is business development, researching acquisition opportunities, fostering connections in the industry, and helping to initiate and complete strategic transactions for the firm. He is integral in supporting the sales and distribution team, including overseeing a CRM (client relationship management) software system. A.J. Hennessy is also very active in the community and currently serves on the boards of several charitable organizations. His experience in the investment fund industry and his community leadership makes him a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds. The Board of Trustees has engaged the Investment Manager to manage the Hennessy Funds and is responsible for overseeing the Investment Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Trustees has established an Audit Committee to assist the Board of Trustees in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees. The Hennessy Funds do not have a lead disinterested Trustee. The small size of the Board of Trustees, consisting of one interested Trustee and five disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee. Mr. Neil Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Investment Manager and the Board of Trustees, while the business acumen and many years of experience in the investment fund industry serving as Trustees or Advisers of the Hennessy Funds of Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders. In light of these factors, the Trust has determined that its leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds. To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: (i) receives and reviews reports related to the performance and operations of the Hennessy Funds; (ii) reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; (iii) approves the Hennessy Funds’ principal investment policies; (iv) meets with representatives of various service providers, including the Investment Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and (v) appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed in greater detail below. The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the independent registered public accounting firm of the Hennessy Funds (the “Auditor”) to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time upon request, the Audit Committee meets with the Funds’ chief compliance officer and Fund counsel.

BOARD COMMITTEES

The Audit Committee of the Board of Trustees comprises Mr. DeSousa, Mr. Doyle (Chair), Mr. Franklin, Ms. Garvie, and Mr. Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls, and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The Audit Committee met twice during fiscal year 2024.

In overseeing the Auditor, the Audit Committee (i) reviews the Auditor’s independence from the Hennessy Funds and management, and from the Investment Manager, (ii) reviews periodically the level of fees approved for payment to the Auditor and the pre‑approved non-audit services it has provided to the Hennessy Funds to ensure their compatibility with the Auditor’s independence, (iii) reviews the Auditor’s performance, qualifications and quality control procedures, (iv) reviews the scope of and overall plans for the annual audit, (v) reviews the Auditor’s performance, qualifications, and quality control procedures, (vi) consults with management and the Auditors with respect to the Hennessy Funds’ processes for risk assessment and risk management, (vii) reviews with management the scope and effectiveness of the Hennessy Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer, and (viii) reviews significant legal developments and the

Hennessy Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Trust pays Trustees who are not interested persons of the Trust (each, a “Disinterested Trustee”) and Advisers who are not interested persons of the Trust (each, a “Disinterested Adviser”) fees for their service. During fiscal year 2024, each Disinterested Trustee received a fee of $16,000 and each Disinterested Adviser received a fee of $5,000 for each meeting of the Board of Trustees attended, in each case allocated equally across all series of the Trust that are mutual funds. The Trust may also reimburse Trustees and Advisers for travel expenses incurred in order to attend meetings of the Board of Trustees. The Fund does not pay any fees or reimburse expenses to Disinterested Trustees.

The table below sets forth the compensation paid by the Fund and by the fund complex to each Trustee for service as a Trustee, to each Adviser for service as an Adviser, and to each officer or affiliated person who received aggregate compensation from the Fund or the fund complex exceeding $60,000, in each case for fiscal year 2024.

Name of Person	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex(1)
Disinterested Trustees and Disinterested Advisers
J. Dennis DeSousa	—	—	—	$ 64,000
Robert T. Doyle	—	—	—	$ 64,000
Doug Franklin	—	—	—	$ 64,000
Claire Garvie	—	—	—	$ 64,000
Gerald P. Richardson	—	—	—	$ 64,000
Brian Alexander	—	—	—	$ 20,000
Interested Persons (2)
Neil J. Hennessy	—	—	—	—
A.J. Hennessy	—	—	—	—
Jennifer Emerson	—	—	—	$ 272,318 (3)
W. Paul Clatterbuck	—	—	—	$ 83,292 (4)
_______________

(1) The fund complex is comprised of the Fund and 16 other series of the Trust that are mutual funds. The mutual funds are covered in a different Statement of Additional Information.
(2) Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3) This amount includes $240,941 in salary and $31,377 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $66,667 in salary and $16,625 in benefits (health and life insurance premiums and payroll expenses).

Because the Investment Manager, the sub-advisors, and Fund Services (as defined below under “THE ADMINISTRATOR”) perform substantially all of the services necessary for the operation of the Fund, the Fund does not require any employees. Other than the Fund’s compliance officers, no officer, director, or employee of the Investment Manager, any sub‑advisor, or Fund Services receives any compensation from the Trust for acting as a Trustee or Officer.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of January 31, 2025, the 16 Officers, Trustees, and Advisers of the Hennessy Funds as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. To the best knowledge of the Trust, except as listed below, there were no Trustees, Advisers, or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund as of January 31, 2025.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares, who acknowledges the existence of control, or who was deemed to control based on an adjudication that has become final under Section 2(a)(9) of the 1940 Act. The Fund does not control any person.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund as of January 31, 2025.

Shareholder	Shares	Percentage
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	1,032,381	35.45%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1901	702,530	24.12%
Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	196,662	6.75%
SEI Private Wealth Management One Freedom Valley Drive Oaks, PA 19456-9989	156,410	5.37%

The table below sets forth, as of December 31, 2024, the dollar range of equity securities beneficially owned by each Trustee and Adviser in the Fund and in the family of investment companies overseen by the Trustees, which includes the Fund and 16 other series of the Trust that are mutual funds. The mutual funds are covered in a different Statement of Additional Information. None of the Disinterested Trustees or Disinterested Advisers, nor any member of their immediate families, owns shares of the Investment

Manager, the sub‑advisors, or companies, other than registered investment companies, controlled by or under common control with the Investment Manager or the sub‑advisors.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Disinterested Trustees and Disinterested Advisers
J. Dennis DeSousa	None	Over $100,000
Robert T. Doyle	None	Over $100,000
Doug Franklin	None	None
Claire Garvie	None	None
Gerald P. Richardson	None	Over $100,000
Brian Alexander	None	$10,001-$50,000
Interested Persons (1)
Neil J. Hennessy	None	Over $100,000
A.J. Hennessy	None	Over $100,000
______________________________

(1)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.

(2)	The Fund and 16 other series of the Trust that are mutual funds are the only funds in the fund complex. The mutual funds are covered in a different Statement of Additional Information.

MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

The investment manager of the Fund is Hennessy Advisors, Inc. The Investment Manager acts as the investment manager of the Fund pursuant to a management agreement with the Trust (the “Management Agreement”). The Investment Manager furnishes continuous investment advisory services and management to the Fund. The Investment Manager is controlled by Neil J. Hennessy, who currently owns approximately 26.3% of the outstanding voting securities of the Investment Manager.

Under the Management Agreement, the Investment Manager is entitled to a unitary management fee, computed daily and paid monthly, at the annual rate of 0.95% of the Fund’s average daily net assets. Pursuant to the Management Agreement, the Investment Manager is responsible for investment management of the Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Fund with office space. In addition, the Investment Manager is obligated to keep certain books and records of the Fund. In connection therewith, the Investment Manager furnishes the Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Fund’s custodian, administrator, or transfer agent.

Under the terms of the Management Agreement, the Investment Manager bears all expenses incurred in connection with providing services under the Management Agreement. Additionally, for no compensation, the Investment Manager pays all other operating expenses of the Fund with the exception of the following: (i) the management fees paid to the Investment Manager pursuant to the Management Agreement; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses, and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) compensation paid to the Independent Trustees and fees paid to Independent Trustees’ counsel; (vi) tax expenses and governmental fees; and (vii) extraordinary expenses not incurred in the course of ordinary business.

Under the Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement had an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it terminates in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Trust or by the Investment Manager upon 60 days’ prior written notice.

Effective December 23, 2022, the Investment Manager agreed in writing to waive a portion of its management fees and assume certain expenses of shares of the Fund to the extent that the aggregate annual operating expenses exceeded 0.85% of the Fund’s average daily net assets (excluding all federal, state, and local taxes, interest, brokerage commissions, acquired fund fees and expenses, and any extraordinary items) until December 31, 2024, and the Investment Manager has since agreed in writing to extend the waiver until February 28, 2026, at which time the contractual arrangement automatically terminates (and it may not be terminated prior to that date).

The Investment Manager may recoup from the Fund any expenses waived or reimbursed for three years after such expenses are incurred, including for the three years following the expiration of the expense limitation agreement, if such recoupment can be achieved within the expense limits and any expense limits in place at the time of recoupment.

During fiscal year 2024, the Fund paid management fees to the Investment Manager for and received fee waivers and reimbursements of expenses as set forth below:

Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees
$ 905,589	$ (95,325)	$ 810,264

The Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.

During the two‑month period ended October 31, 2023, the Fund paid management fees to the Investment Manager for and received fee waivers and reimbursements of expenses as set forth below:

Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees
$ 67,243	$ (7,067)	$ 60,176

During the period of the Fund’s fiscal year 2023 from December 23, 2022, to August 31, 2023, the Fund paid management fees to the Investment Manager for and received fee waivers and reimbursements of expenses as set forth below:

Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees
$ 291,269	$ (30,660)	$ 260,609

During the period of the Predecessor Fund’s fiscal year 2023 from September 1, 2022, to December 22, 2022, the Predecessor Fund paid management fees to Red Gate and received fee waivers and reimbursements of expenses as set forth below:

Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees
$ 127,031	$ (13,372)	$ 113,659

During the Predecessor Fund’s fiscal year ended August 31, 2022, the Predecessor Fund paid management fees to Red Gate and received fee waivers and reimbursements of expenses as set forth below:

Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees
$ 363,829	$ (38,298)	$ 325,531

SUB-ADVISORS

The Investment Manager has delegated the day-to-day management of the portfolio selection and trading of the Fund to sub‑advisors and has entered into a sub-advisory agreement with each sub‑advisor.

The Investment Manager and the Fund have received an exemptive order from the SEC to operate under a manager of managers structure and may elect to implement the manager of managers structure, which permits the Investment Manager, with the approval of the Board of Trustees, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Additionally, the shareholders of the Fund have approved the Manager of Managers Structure. Under the Manager of Managers Structure, the Investment Manager has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing the Fund’s sub-advisors and recommending to the Board of Trustees their hiring, termination, or replacement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Investment Manager.

Selection and retention criteria for a sub-advisor include the following: (i) historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) quality and depth of investment personnel; and (v) ability to apply a consistent approach. Different sub‑advisors may not necessarily exhibit all of the criteria to the same degree. Sub-advisors are paid by the Investment Manager, not by the Fund. Each sub-advisor’s activities are subject to general supervision by the Investment Manager and the Board of Trustees. Although the Investment Manager and the Board of Trustees do not evaluate the investment merits of a sub-advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

Stance Capital, LLC (portfolio composition sub-advisor)

The Investment Manager has delegated responsibility for the day-to-day management of the portfolio composition of the Fund to Stance Capital and has entered into a sub‑advisory agreement with Stance Capital (the “Stance Sub‑Advisory Agreement”). Stance Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is controlled by Bill Davis. Pursuant to the Stance Sub-Advisory Agreement, Stance Capital makes specific portfolio investment decisions in accordance with the Fund’s investment objective and Stance Capital’s investment approach and strategies and administers a separate investment program. In consideration thereof, the Investment Manager (not the Fund) pays Stance Capital monthly at an annual rate of 0.40% of the Fund’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million.

The Stance Sub-Advisory Agreement had an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Stance Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it terminates automatically if it is assigned.

The Stance Sub-Advisory Agreement provides that Stance Capital shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. The Stance Sub‑Advisory Agreement also provides that Stance Capital is free to render similar services to others and to engage in other activities.

Vident Advisory, LLC (trading sub-advisor)

The Investment Manager has delegated responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund to Vident, as instructed by Stance Capital and subject to the supervision of the Investment Manager and the Board of Trustees. The Investment Manager has entered into a sub‑advisory agreement with Vident (the “Vident Sub-Advisory Agreement”). Vident is an investment adviser registered under the Advisers Act. Vident is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford. Pursuant to the Vident Sub‑Advisory Agreement, Vident is responsible for selecting broker-dealers to execute purchase and sale transactions, as instructed by the Investment Manager or Stance Capital. In consideration thereof, the Investment Manager (not the Fund) pays Vident monthly at an annual rate of 0.05 % of the Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. In addition, the Investment Manager has agreed to pay a minimum sub-advisory fee to Vident of $18,750 on an annual basis.

The Vident Sub-Advisory Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Vident Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it terminates automatically if it is assigned.

The Vident Sub-Advisory Agreement provides that Vident shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. The Vident Sub‑Advisory Agreement also provides that Vident is free to render similar services to others and to engage in other activities.

THE PORTFOLIO MANAGERS

Stance Capital, LLC (portfolio composition sub‑advisor)

Stance Capital is the sub-advisor responsible for the portfolio composition of the Fund. The portfolio managers of the Fund with responsibility for the portfolio composition of the Fund may have responsibility for accounts other than the Fund. Information regarding the accounts managed by each portfolio manager as of October 31, 2024, other than the Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bill Davis	10 $52.5 million	0 $0	78 $104.2 million	0 $0	0 $0	0 $0
Kyle Balkissoon	10 $52.5 million	0 $0	78 $104.2 million	0 $0	0 $0	0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Stance Capital has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with Stance Capital’s trade rotation policy, there will be cases where the Fund will trade after other accounts.

The disclosure below summarizes the compensation received by the portfolio managers as of October 31, 2024. Mr. Davis and Mr. Balkissoon are compensated by Stance Capital with a cash base salary and a discretionary bonus that is based on the individual performance and overall profitability of Stance Capital. Mr. Balkissoon owns equity in Stance Capital and shares in its profits, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts he is managing.

As of October 31, 2024, Bill Davis owned over $1 million in shares of the Fund and Kyle Balkissoon owned $100,001 to $500,000 in shares of the Fund.

Vident Advisory, LLC (trading sub‑advisor)

Vident is the sub‑advisor responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. The portfolio managers of the Fund with responsibility for selecting broker-dealers to execute purchase and sale transactions may have responsibility for accounts other than the Fund. Information regarding the accounts managed by each portfolio manager as of October 31, 2024, other than the Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rafael Zayas	38 $4.8 billion	14 $2.0 billion	0 $0	0 $0	0 $0	0 $0
Austin Wen	38 $4.3 billion	14 $2.0 billion	0 $0	0 $0	0 $0	0 $0

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Vident has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with Stance Capital’s trade rotation policy, there will be cases where the Fund will trade after other accounts.

The disclosure below summarizes the compensation received by the portfolio managers as of October 31, 2024. Mr. Zayas and Mr. Wen are compensated by Vident with a base salary and are eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as Vident’s profitability, individual performance, and team contribution. Vident’s profitability is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts it is managing.

As of October 31, 2024, neither portfolio manager owned shares of the Fund.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for the Fund pursuant to a distribution agreement with the Trust. The Fund’s shares are continuously offered for sale by the Distributor only in Creation Units, as described in the Fund Prospectus and under the heading “Purchase and Redemption of Creation Units” below. Each Creation Unit generally consists of 5,000 shares, although this may change from time to time. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor distributes the Fund’s shares on a best efforts basis.

Under the Distribution Agreement, the Distributor, as agent for the Fund, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor will deliver a prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distribution Agreement had an initial term of two years and will continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Distribution Agreement provides that it terminates in the event of its assignment (as defined in the 1940 Act). The Distribution Agreement may be terminated by the Trust or by the Distributor upon 60 days’ prior written notice.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Fund pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”). The Administration Agreement provides that Fund Services must furnish the Fund with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns, and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Fund’s other servicing agents (i.e., transfer agent, custodian, accountants, etc.), and (vi) maintaining books and records of the Fund. Under the Administration Agreement, Fund Services is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance as administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of Fund Services in the performance of its duties under the Administration Agreement. The Administration Agreement remains in effect until terminated by either party. It may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon 90 days’ prior written notice to Fund Services, or by Fund Services upon 90 days’ prior written notice to the Trust.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), and the Transfer Agent Agreement (see below), Fund Services receives from the Trust an annual fee, payable monthly, based on the average daily net assets of the Fund. Subject to certain fee waivers, the annual fee is equal to 0.03% of the first $10 billion of average daily net assets and 0.02% of average daily net assets in excess of $10 billion.

During the below periods, the Investment Manager paid the following fees to Fund Services on behalf of the Fund:

Fiscal Year Ended October 31, 2024	Two‑Month Period Ended October 31, 2023 (1)	December 23, 2022, through August 31, 2023
$ 26,426	$ 1,608	$ 6,414
_______________

(1)	The Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.

Fund Services also served as administrator to the Predecessor Fund. During the below periods, Red Gate paid the following fees to Fund Services on behalf of the Predecessor Fund and pursuant to a separate administration agreement:

September 1, 2022, through December 22, 2022	Fiscal Year Ended August 31, 2022
$1,843	$63,388

ACCOUNTING SERVICES AGREEMENT

Fund Services also provides fund accounting services to the Fund pursuant to a Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, Fund Services is entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT

Fund Services serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). For its transfer agent services, Fund Services is entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

CUSTODIAN

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund pursuant to a Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and Fund Services are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

CODE OF ETHICS

The Trust and the Investment Manager have adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act (“Rule 17j-1”). Such Code of Ethics permits Access Persons (as defined in Rule 17j‑1) of the Trust and the Investment Manager to invest in securities, including securities that may be purchased or held by the Fund, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high‑quality short‑term debt instruments, including repurchase agreements, and shares issued by open‑end registered investment companies. With certain exceptions, such Code of Ethics generally prohibits the purchase or sale of securities if the Access Person of the Trust or Investment Manager knows at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside Financial Group, LLC and the Distributor are not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).

Each of Stance Capital and Vident has adopted a Code of Ethics pursuant to Rule 17j‑1 that permits its Access Persons to invest in securities, including securities that may be purchased or held by the Fund, subject to following the procedures set forth in its personal securities transactions policy.

PROXY VOTING POLICY

Information on how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the Fund’s website, without charge, at www.hennessyetfs.com or the website of the SEC at http://www.sec.gov.

The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Fund to Stance Capital, subject to the Board of Trustees’ continuing oversight. The proxy voting policies and procedures of Stance Capital provide that Stance Capital will vote all proxies received for portfolio securities held by the Fund in a manner that serves the Fund’s best interests. To assist in its responsibility for voting proxies and the overall voting process, Stance Capital has engaged an independent third‑party proxy voting specialist, As You Vote (“As You Vote”). As You Vote is an affiliate of As You Sow, which is a non‑profit shareholder advocacy organization. The services provided by As You Vote include research, automated rules-based and case-by-case proxy voting recommendations that focus on enhanced environmental, social, and governance practices and proxy vote execution, as well as reporting and recordkeeping. The decision by Stance Capital to retain the services of As You Vote is based principally on the view that the services that As You Vote provides generally will result in proxy voting decisions that serve the best economic interests of the Fund, as well as limiting conflicts of interest between Stance Capital and the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, Vident is responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

Vident may serve as an investment adviser or sub-advisor to other clients, including private investment companies, and Vident may in the future act as an investment adviser or sub-advisor to other registered investment companies. It is Vident’s practice to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by Vident in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

With respect to purchases and sales of securities, Vident’s primary consideration will be obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, Vident will have the Fund pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Vident believes that a requirement always to seek the lowest commission cost could impede effective management and preclude Vident from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Vident relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Vident, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Fund and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. Vident may place portfolio transactions with a broker or dealer that furnishes research and other services to Vident and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale, (ii) statistical or factual information or opinions pertaining to investments, (iii) wire services, (iv) and appraisals or evaluations of portfolio securities. The information and services received by Vident from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, Vident believes the value of such services is not determinable and does not significantly reduce its expenses.

During the below periods, the Fund paid the following amounts in portfolio brokerage commissions:

Fiscal Year Ended October 31, 2024	Two‑Month Period Ended October 31, 2023 (1)	December 23, 2022, through August 31, 2023
$ 117,848	$ 8,587	$ 21,914
_______________

(1)	The Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.

During the below periods, the Predecessor Fund paid the following amount in portfolio brokerage commissions:

September 1, 2022, through December 22, 2022	Fiscal Year Ended August 31, 2022
$6,343	$22,103

During fiscal year 2024, the Fund paid $61,749 in brokerage commission on transactions totaling $570,953,252 to brokers that provided research services to the Fund.

PORTFOLIO TURNOVER

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. Stance Capital will adjust the Fund’s assets as it deems advisable, and portfolio turnover is not a limiting factor should Stance Capital deem it advisable for the Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “VALUATION OF SHARES” and “CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” below.

During the below periods, the portfolio turnover for the Fund was:

Fiscal Year Ended October 31, 2024	Two-Month Period Ended October 31, 2023 (1)	Fiscal Year Ended August 31, 2023
291%	62%	274%
_______________

(1)	The Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange (“NYSE”) is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.hennessyetfs.com. The Trust, Investment Manager, sub‑advisors, and the Distributor will not disseminate non-public information concerning the Trust.

PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE AND ISSUANCE OF CREATION UNITS

General. ETFs, such as the Fund in each case below, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” The Fund will not issue fractional Creation Units. Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash, or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash, or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of ETF shares for a basket of securities, cash, or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF. Creation Units may also be issued and sold pursuant to the Dividend Reinvestment Service (discussed below).

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”).

Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on the Exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the Exchange is open for business.

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Investment Manager may consider various factors, including, but not limited to, (i) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objectives, policies, and disclosure, (ii) whether the securities, assets, and other positions can legally and readily be acquired, transferred, and held by the ETF or Authorized Participants, as applicable, (iii) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount, and (iv) increasing the Fund’s tax efficiency.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a nonrepresentative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect (i) a pro rata representation of the Fund’s portfolio holdings, (ii) a representative sampling of an ETF’s portfolio holdings, or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Fund reserves the right to permit or require the substitution of an amount of cash (i.e. cash in lieu of amount) to replace any in-kind deposit of designated portfolio of securities.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove, and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters, and (ii) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Investment Manager has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of DTC, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day and can be utilized for pricing, creations, redemptions, rebalancing, and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom, and forward-looking pro rata baskets are calculated by the Investment Manager and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern time) on each day the NYSE is open for business in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). In addition, if an applicable market on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit.

Delivery of Redemption Proceeds. Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of such request, and the value of the securities, less any redemption transaction fee. If the in kind securities redeemed have a value greater than the NAV of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more securities. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or a combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c 11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset, or other position of the ETF issued by a foreign issuer (as defined by Rule 3b 4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Cash Redemption Method. When full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the securities it would otherwise receive through an in-kind redemption, plus the same cash amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to or at an earlier date than if the Fund had effected redemptions wholly on an in- kind basis.

Cash Purchase Method. The Fund may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the securities it would otherwise be required to provide through an in-kind purchase, plus the same cash component required to be paid by an in-kind purchaser together with applicable creation transaction fees and charges.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The standard Creation Unit creation transaction fee for the Fund is $300.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The standard Creation Unit redemption transaction fee is $300.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include, but are not limited to, (i) the order is not in proper form, (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (iii) the required consideration is not delivered, (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful, or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Fund, the Investment Manager, the Distributor, DTC, NSCC, the transfer agent, the Custodian, any sub-custodian or any other participant in the purchase process, and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The transfer agent shall notify a prospective creator of a Creation Unit or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, and none of them shall incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the investment company of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such company fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Additional Redemption Procedures. The Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund’s securities but does not differ in NAV. Redemptions of Fund shares for Fund securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. An Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to qualified institutional buyer status in order to receive Fund securities. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter. Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the 1933 Act.

VALUATION OF SHARES

The NAV for the shares of the Fund normally is determined on each day the NYSE is open for trading. The net assets of the Fund are valued as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each Business Day.

The Board of Trustees has appointed the Investment Manager as the Fund’s valuation designee under Rule 2a‑5 of the 1940 Act to perform all fair valuations of the Fund’s portfolio investments, subject to the Board of Trustees’ oversight. As the valuation designee, the Investment Manager has established procedures for its fair valuation of the Fund’s portfolio investments.

NAV per share is computed by dividing (i) the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The Nasdaq Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers and also may be valued on the basis of prices provided by pricing services when the Investment Manager believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, the security is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Investment Manager. Any other securities and other assets for which market quotations are not readily available are fair valued by the Investment Manager using established valuation methodologies. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ value as determined in the judgment of the Investment Manager instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.

The following information supplements and should be read in conjunction with the section in the Fund Prospectus titled “Tax Information.” The Fund Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending on the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a private foundation, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds Fund shares as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold Fund shares as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.

The Trust has not requested, and does not plan to request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Fund Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund is treated as a separate entity for U.S. federal income tax purposes, and separately determines its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities, options, or futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (a) cash and cash items (including receivables), U.S. Government Securities, and securities of other RICs, and (b) securities of any one issuer (other than those described in clause (a)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(b)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(b), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions were not available or could not be met, the Fund would be taxed in the same manner as an ordinary corporation, which is described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally is not subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year such distribution is actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January

31 of the following year, the Fund and its shareholders are treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it is subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund is increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders are taxable as dividend income. To requalify as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to requalify as a RIC in a subsequent year.

Equalization Accounting

The Fund may use the equalization method of accounting to allocate a portion of its earnings and profits (which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally does not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect that redemptions of the Fund’s shares have on distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carryforwards

The Fund may carry forward indefinitely a net capital loss to offset its capital gain. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by capital loss carryforwards, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders.

Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

Excise Tax

If the Fund were to fail to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund would be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax‑exempt interest income, if any). For these purposes, the Fund is treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to distribute, or be deemed to have distributed, substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year, and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits first are treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholders of the Fund’s shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income and distributions of gains from the sale of investments that the Fund owned for one year or less typically are taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year) regardless of how long a shareholder has held Fund shares, and such distributions do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund reports capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states do not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Dividend Reinvestment Service

The Fund will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may otherwise reduce or eliminate such taxes. The Fund is not eligible to elect to pass through its foreign taxes paid in a taxable year. Shareholders cannot claim a credit or deduction with respect to foreign taxes paid or withheld

Cost Basis Reporting

Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Sales of Fund Shares

If a shareholder sells such shareholder’s Fund shares, subject to the discussion below, such shareholder generally recognizes a taxable capital gain or loss on the difference between the amount received for the shares and the shareholder’s tax basis in the shares. This gain or loss is long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale, and short-term otherwise. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale of that Fund share would be treated as a long-term capital loss to the extent of the capital gain dividend. In addition, if a shareholder recognizes a loss on a disposition of Fund shares, the loss is disallowed under the wash sale rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally is reflected in an adjustment to the tax basis of the purchased shares.

TAXATION OF CERTAIN INVESTMENTS

PFICs and CFCs

Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on excess distributions received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions are characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund may not pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit or manage its holdings in PFICs to minimize its tax liability or maximize their returns from these investments, but there can be no assurance that they would be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs are not eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a controlled foreign corporation (“CFC”), such corporation is not treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low‑taxed income. As a result, the Fund may be required to recognize income sooner than it otherwise would and may never realize such income.

Additional Information

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund could involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund. In such case, the Fund may distribute cash derived from other sources to meet the minimum distribution requirements described above, which may require the Fund to liquidate investments prematurely.

Notwithstanding the foregoing, accrual method taxpayers are required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This rule may require the Fund to recognize income earlier than as described above.

U.S. FEDERAL INCOME TAX RATES

Non‑corporate Fund shareholders (i.e., individuals, trusts, and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, qualified dividend income realized by non‑corporate Fund shareholders is taxable at the same rate as net capital gain. Qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If less than 95% of the income of the Fund is attributable to qualified dividend income, then typically only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported in writing as such in a timely manner is treated as qualified dividend income in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily do not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the dividends-received deduction applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer is affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, and sources of income.

In addition, non-corporate Fund shareholders generally are subject to an additional 3.8% tax on their net investment income, which usually includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholders meets a taxable income test.

Under the Foreign Account Tax Compliance Act (“FATCA”) U.S. federal income tax withholding at a 30% rate is imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund does not pay any additional amounts in respect to any amounts withheld.

BACKUP WITHHOLDING

Distributions on, and the payment of the proceeds of a disposition of Fund shares generally is subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns must be filed with the IRS, and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.

In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.

FOREIGN SHAREHOLDERS

For purposes of this discussion, foreign shareholders include (i) nonresident alien individuals, (ii) foreign trusts (i.e., any trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., estates whose income is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders are subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign‑source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, the Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as portfolio interest and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such exempt distributions. Even if the Fund realizes income from such sources, no assurance can be made that the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if the Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally are not subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% is imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax generally applies to non-U.S. financial institutions, which are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged, or hold themselves out as being engaged, primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in the Fund.

Before investing in the shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

TAX SHELTER REPORTING REGULATIONS

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but shareholders of a RIC are not exempt under current guidance. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX LEGISLATION

Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Fund and its shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect. The rules addressing U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary does not describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in the Fund.

DESCRIPTION OF CERTAIN INSTRUMENTS

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored instrumentalities if it is not obligated to do so by law. The Fund invests in the obligations of such instrumentalities only when its portfolio managers believe that the credit risk with respect to the instrumentality is minimal.

U.S. Treasury Securities. U.S. Treasury securities are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes, and bonds, and issues of agencies and instrumentalities of the U.S. government, as long as obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

ANTI-MONEY LAUNDERING PROGRAM

The Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“PATRIOT Act”). Pursuant to requirements under the PATRIOT Act, the Fund or its agent may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants and their beneficial owners, if applicable. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the PATRIOT Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis.

OTHER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Investment Manager may pay fees from its own resources (and not those of the Fund) to financial intermediaries, such as brokers or third-party administrators, for non-distribution‑related sub‑transfer agency, administrative, sub‑accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.

The Investment Manager also may pay certain financial intermediaries for certain activities relating to the Fund. The Investment Manager may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Fund, or activities relating to the support of technology platforms and reporting systems. The Investment Manager may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Fund. Additionally, the Investment Manager may make payments to financial intermediaries that make shares of the Fund available to their clients or for otherwise promoting the Fund. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it recommends or makes available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

DESCRIPTION OF SHARES

The Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value. Shareholders are entitled to (i) one vote per full Fund share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to Fund shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of Fund shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining shares voting for the election of Trustees would be unable to elect any persons as Trustees. As indicated below, the Trust does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

When issued for payment as described in the Fund Prospectus, Fund shares will be fully paid and non-assessable.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of shares, each of which would be authorized to issue an unlimited number of shares. Additionally, without obtaining any prior authorization or vote of shareholders, the Trustees may redesignate or reclassify any issued shares of any series. In the event that more than one series is established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series. The NAV of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of any series, the shareholders would be entitled to the assets belonging to that series.

The Trust Instrument contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund’s property, as applicable, for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust would, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.

SHAREHOLDER MEETINGS

The Trust does not expect to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. At its discretion, the Board of Trustees may call a special meeting of shareholders to allow shareholders to vote on any matter that the Board of Trustees deems necessary or advisable.

The Trust’s Trust Instrument and Bylaws contain procedures for the removal of Trustees by the Trust’s shareholders. At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust must promptly call a special meeting of shareholders to vote on the question of removal of any Trustee. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Secretary in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary must, within five business days after such application, either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, must, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and files with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing on the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants must, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC enters an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met and enters an order so declaring, the Secretary must mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required under the provisions of the 1940 Act, applicable state law, or otherwise to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust has not been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund is deemed affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements.

REGISTRATION STATEMENT

The Fund Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The general public can review the Registration Statement, including the exhibits filed therewith, on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

Statements contained in the Fund Prospectus and this SAI as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, and each such statement is qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202‑5306, serves as counsel to the Fund. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102‑2529, serves as the independent registered public accounting firm to the Fund. Tait, Weller & Baker LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s income tax returns, and performs other auditing and tax services when engaged to do so.

FINANCIAL STATEMENTS

The following audited financial information, included in the Fund’s Form N-CSR covering the fiscal year ended October 31, 2024, as filed with the SEC on January 8, 2025, under Investment Company Act File No. 811-07168 of the Trust, are incorporated by reference into this SAI:

•	Schedule of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered Public Accounting Firm (annual reports only)